Filed Pursuant to Rule 497(e)

Registration No. 033-06790

THE TETON WESTWOOD FUNDS (the “Trust”)

TETON Westwood Mighty MitesSM Fund (“Mighty Mites Fund”)

Supplement dated July 31, 2017, to the Mighty Mites Fund’s Summary Prospectus and

Prospectus for Class AAA, Class A, Class C, Class I, and Class T shares each dated

January 27, 2017, as amended July 5, 2017

Effective August 1, 2017 (“Effective Date”), the Mighty Mites Fund initial minimum investment for Class AAA, Class A, Class C, and Class T shares is $1,000. As of the Effective Date, all references in the Mighty Mites Fund’s Summary Prospectus and Prospectus to the minimum initial investment for Class AAA, Class A, Class C, and Class T shares are being deleted and replaced with $1,000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE